SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): December 11, 1996

                                SUMMA VEST, INC.
             (Exact name of registrant as specified in its charter)

                                      UTAH
                 (State or other jurisdiction of incorporation)

              33-1210-D                                  87-042552
      (Commission File Number)                       (I.R.S. Employer
                                                    Identification No.)

        4615 POST OAK PLACE, SUITE 227, HOUSTON, TEXAS 77027 (Address of principal executive offices, including zip code)

                                (713) 621-5678
              (Registrant's telephone number, including area code)

        1787 EAST FT. UNION BLVD., SUITE 106, SALT LAKE CITY, UTAH 84121
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 1       CHANGES IN CONTROL OF REGISTRANT

             Effective December 11, 1996, Summa Vest, Inc., a Utah corporation ("Company"), acquired all of the issued and outstanding shares of capital stock of Applied Voice Recognition, Inc., a Delaware corporation ("Subsidiary"). In connection with such acquisition, the Company issued an aggregate of 9,073,000 shares of authorized but unissued common stock, $0.001 par value, to the shareholders of Subsidiary ("Shareholders"). The Shareholders exchanged an aggregate of 9,073,000 shares of Subsidiary common stock for the 9,073,000 shares of Company common stock. Currently therewith, the Company issued 949,400 shares of common stock to certain consultants, for services rendered, in non-capital raising transactions, pursuant to a registration statement filed on Form S-8 and 204,404 shares of common stock to an entity for services rendered pursuant to Regulation S. Furthermore, concurrently with the reorganization, the Company issued 380,000 shares of common stock at a subscription price of $2.00 per share, to be utilized for working capital. Of the 380,000 shares of Company common stock issued, 105,000 shares were issued pursuant to Regulation S and 275,000 shares were issued pursuant to Regulation D.

             In connection with the reorganization, Christopher Earl, Don Morrison and Jeffrey Jenson resigned as directors and officers and were replaced by the following: Timothy J. Connolly, Chairman of the Board of Directors, President, and Chief Executive Officer; Jan Carson Connolly, Vice President - Operations, Marketing and Director; H. Russel Douglas, Vice President - Research and Development and Director; Akin Olajuwon, Director; Jesse Marion, Director; and David Klausmeyer, Director. These persons will hold office until the next respective annual meeting of the stockholders and directors or until their respective successors have been elected and qualified or their prior resignations or terminations.

             Upon the closing of the above-referenced transactions, there were 10,725,000 shares of Company common stock outstanding.

             To the best of the Company's knowledge, there are no known arrangements which may at a subsequent date result in a subsequent change in control of the Company.

ITEM 2       ACQUISITION OR DISPOSITION OF ASSETS

             Inapplicable

ITEM 3       BANKRUPTCY OR RECEIVERSHIP

             Inapplicable

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ITEM 4       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

             Inapplicable

ITEM 5       OTHER EVENTS

             The Company intends to hold a special meeting of shareholders in order to change the Company's name from Summa Vest, Inc. to Applied Voice Recognition, Inc., such special meeting to scheduled to be held on or about January 3, 1996.

ITEM 6       RESIGNATIONS OF REGISTRANT'S DIRECTORS

             In connection with the above-referenced reorganization, Christopher Earl, Don Morrison and Jeffrey Jenson resigned as directors. The Company does not believe that any of these individuals had any disagreement with the Company in any matter relating to its operations, policies or practices.

ITEM 7       FINANCIAL STATEMENTS AND EXHIBITS

             (a)  Financial Statements of Business Acquired

                  Financial statements for business acquired shall be filed within 60 days after occurrence in accordance with Regulation S-X ss.210-3.05(b) upon completion of the required pro forma financial information.

             (b)  Pro forma Financial Information

                  Pro forma financial information for business acquired shall be filed within 60 days after occurrence in accordance with
                  Article 11 of Regulation S-X upon completion.

             (c)  Exhibits

                  2.1    Reorganization Agreement

ITEM 8       CHANGE IN FISCAL YEAR

             Inapplicable

                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SUMMA VEST, INC.

                                        By /s/ TIMOTHY J. CONNOLLY
                                        TIMOTHY J. CONNOLLY, President


Dated: December 20, 1996

                                  EXHIBIT INDEX


NO.          DESCRIPTION
---          -----------
2.1          Reorganization Agreement